UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

HNI Corporation
(Exact name of registrant as specified in its charter)

Iowa	1-14225	42-0617510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Second Street
P. O. Box 1109
Muscatine, Iowa
52761-0071

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code: (563) 272-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement Refinancing

On June 10, 2026, HNI Corporation, an Iowa corporation (“HNI”) entered into Amendment No. 3 to Credit Agreement (“Amendment No. 3”) by and among HNI, the other Credit Parties party thereto, the 2026 Refinancing Term Lenders (as defined therein), and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”), which amends that certain Credit Agreement, dated as of September 5, 2025, by and among the HNI, certain Subsidiaries of HNI from time to time party thereto, the lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, including by Amendment No. 1 to Credit Agreement, dated as of November 5, 2025, and Amendment No. 2 to Credit Agreement, dated as of December 10, 2025, the “Credit Agreement”; the Credit Agreement as amended by Amendment No. 3, the “Amended Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement.

Amendment No. 3 provides for a new $498.75 million tranche of term loans maturing in 2032 (the “Replacement Term Loans”), the proceeds of which were used to refinance all outstanding Initial Tranche B Term Loans. The amortization rate for the Replacement Term Loans is 1.00% per annum and the first installment shall be payable on or about September 30, 2026. Pursuant to Amendment No. 3, the Applicable Percentage is (i) 1.75% for the Replacement Term Loans that are SOFR Loans and (ii) 0.75% for the Replacement Term Loans that are Alternate Base Rate Loans.

The foregoing description of Amendment No. 3 is qualified in its entirety by reference to the full text of Amendment No. 3, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 3 to Credit Agreement by and among HNI Corporation, the other Credit Parties party thereto, the 2026 Refinancing Term Lenders party thereto, and Wells Fargo Bank, National Association, effective as of June 10, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION

Date: June 10, 2026	By:	/s/ Vincent P. Berger
Vincent P. Berger Executive Vice President and Chief Financial Officer